AMENDMENT NO. 7

TO THE

CONTRACT FOR LAUNCH SERVICES

NO. IS-10-008

BETWEEN

IRIDIUM SATELLITE LLC

AND

SPACE EXPLORATION TECHNOLOGIES CORP.

PREAMBLE

This Amendment No. 7 (the “Amendment”) to the Contract for Launch Services No. IS-10-008, signed on March 19, 2010 between Iridium Satellite LLC and Space Exploration Technologies Corp. (the “Contract”) is entered into on this 13th day of October, 2017, by and between Iridium Satellite LLC, a limited liability company organized and existing under the laws of Delaware, having its office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 (“Customer”) and Space Exploration Technologies Corp., a Delaware corporation, having its office at 1 Rocket Road, Hawthorne, CA 90250 (“Contractor”).

RECITALS

WHEREAS, Contractor has offered Customer the possibility of utilizing certain Pre-Flown Hardware (as defined herein) to perform the fourth (4th) and fifth (5th) Firm Launches at a reduced Launch Service Price; and

WHEREAS, Customer desires Contractor to perform the fourth (4th) and fifth (5th) Firm Launches under the Contract utilizing such Pre-Flown Hardware (as defined herein); and

WHEREAS, As consideration for Customer’s agreement use the Pre-Flown Hardware, Contractor agrees to reduce the Launch Service Price for each of the fourth (4th) and fifth (5th) Firm Launches by [***] Dollars ($[***]).

NOW, THEREFORE, in consideration of the foregoing, the agreements contained herein, the payments to be made by Customer to Contractor under the Contract and other good and valid consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties agree as follows:

Article 1: Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract.

Article 2: Article 1 of the Agreement is hereby amended the addition of the following definition.

“Pre-Flown Hardware means first (1st) stage boosters of the Launch Vehicle and/or parts and components thereof that have been previously utilized by Contractor [***], to perform launch services for Contractor or one or more of Contractor’s customers and have been qualified for use by Contractor in accordance with Contractor’s standard hardware qualification methodologies.”

Article 3:    Article 2 of the Contract is hereby amended by adding the following Section 2.6.

“2.6    Subject to Section 11.1.2(D), Contractor shall use Pre-Flown Hardware for the fourth (4th) and fifth (5th) Firm Launches.”

Article 4:    Article 11 of the Contract is hereby amended by the addition of the following Sections 11.1.2 (D), (E) and (F).

“(D)    The Launch Vehicle, utilizing Pre-Flown Hardware, shall be flight proven through a minimum of [***] to orbit, the last of which must be accomplished at least [***] days prior to the start of the launch campaign for the fourth (4th) Firm Launch.

(E)    Contractor shall cooperate in good faith with Customer to resolve any reasonable question or concern Customer may have related to the qualification of the Pre-Flown Hardware to the used on the fourth (4th) or fifth (5th) Firm Launch.

(F)    If Contractor is unable to meet the requirements set forth in Section 11.1.2(D) or the fourth (4th) Firm Launch using Pre-Flown Hardware is not successful, Customer, in its sole discretion, may direct Contractor to use a new first (1st) stage booster for each of the fourth (4th) and/or fifth (5th) Firm Launch, or in the case of an unsuccessful fourth (4th) Firm Launch, the fifth (5th) Firm Launch, provided that Customer shall pay to Contractor the amount of [***] Dollars ($[***]) for each Firm Launch for which Pre-Flown Hardware is replaced with a new first (1st) stage booster, with such $[***] paid ratably over remaining recurring payment milestones for each Firm Launch for which Pre-Flown Hardware is replaced with a new first (1st) stage booster; and provided further that any delays resulting from such direction by Customer to use a new first (1st) stage booster shall be deemed Contractor No-Cost Adjustments to schedule.”

Article 5:    Article 15 of the Contract is hereby amended by the addition of the following Section 15.8.

“15.8    Assistance With Insurance Related To Pre-Flown Hardware. If Contractor’s use of Pre-Flown Hardware to perform the fourth (4th) and/or fifth (5th) Firm Launch directly results in an increase to Customer’s related Launch and In Orbit Insurance costs, Contractor shall provide [***] assistance to minimize the increase to Customer’s insurance costs.”

Article 6:    Table C-2 set forth in Appendix C of the SOW is hereby amended by adding the following Milestone Success Criteria to [***] for the fourth (4th) and fifth (5th) Firm Launches.

“[***]”

Article 7:    Table C-2 set forth in Appendix C of the SOW is hereby modified by adding the following event directly to the end of the [***] activities set forth in [***] solely for the fourth (4th) and fifth (5th) Firm Launches.

“[***]”

Article 8:    The [***] Milestone Payments 11 through 16 applicable to the fourth (4th) Firm Launch set forth in Exhibit C Table C.2 of the Contract for act are hereby deleted and replaced in their entirety with the following Milestone Payments.

[***]

Article 9:    The [***] Milestone Payments 11 through 16 applicable to the fifth (5th) Firm Launch set forth in Exhibit C Table C.3 of the Contract are hereby deleted and replaced in their entirety with the following Milestone Payments.

[***]

Article 10:    This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 11:    Section 3.4 of the Contract ([***]) shall not be applicable with respect to the fourth (4th) and/or fifth (5th) Firm Launch as amended by this Amendment. All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.
For Customer    For Contractor

IRIDIUM SATELLITE LLC		SPACE EXPLORATION TECHNOLOGIES CORP.
Signature:	/s/ S. Scott Smith	Signature:	/s/ Gwynne Shotwell

Name:	S. Scott Smith	Name:	Gwynne Shotwell
Title:	Chief Operating Officer	Title:	President

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Execution Copy        Iridium & Space Exploration Technologies Corp. Proprietary Information